UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

EDISON INTERNATIONAL
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 976)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-2222
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At Edison International’s Annual Meeting of Shareholders on April 26, 2012, four matters were submitted to a vote of the shareholders: the election of twelve directors, ratification of the appointment of the independent registered public accounting firm, an advisory vote on executive compensation, and a shareholder proposal regarding an Independent Board Chairman.
Shareholders elected twelve nominees to the Board of Directors. Each of the twelve Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jagjeet S. Bindra	244,424,343	4,937,827	1,267,190	29,729,991
Vanessa C.L. Chang	246,858,310	2,728,411	1,042,639	29,729,991
France A. Córdova	246,850,661	2,938,509	840,190	29,729,991
Theodore F. Craver, Jr.	243,210,206	6,583,163	835,991	29,729,991
Charles B. Curtis	247,249,125	2,487,575	892,660	29,729,991
Bradford M. Freeman	244,836,208	4,708,916	1,084,236	29,729,991
Luis G. Nogales	243,298,231	6,299,837	1,031,292	29,729,991
Ronald L. Olson	201,368,800	48,154,747	1,105,813	29,729,991
Richard T. Schlosberg, III	244,681,287	4,810,951	1,137,122	29,729,991
Thomas C. Sutton	245,799,685	3,988,442	841,233	29,729,991
Peter J. Taylor	247,260,735	2,474,609	894,016	29,729,991
Brett White	245,226,200	4,456,842	946,318	29,729,991

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
274,800,436	4,566,163	992,752	0

The advisory vote on executive compensation, which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
234,594,269	13,249,955	2,784,542	29,730,585

The shareholder proposal regarding an independent Board Chairman did not receive the affirmative vote of a majority of the votes and was not adopted. The proposal received the following number of votes:

For	Against	Abstentions	Broker Non-Votes
97,183,269	152,089,293	1,356,798	29,729,991

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)
By:	/s/ Mark C. Clarke
Mark C. Clarke Vice President and Controller

Date: April 30, 2012